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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 24, 2002


                         SIGNAL TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)




        DELAWARE                    000-21770                  04-2758268
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)



222 ROSEWOOD DRIVE, DANVERS, MA                                   01923
(Address of Principal Executive Offices)                        (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 774-2281








ITEM 5.  OTHER EVENTS

     On September 24, 2002, Signal Technology Corporation (the "Company") sold certain assets of its commercial fixed wireless business unit to Endwave Corporation for approximately $3.35 million in cash. Signal Technology will retain the receivables associated with this business, which amounted to approximately $2.1 million at the time of closing. The Company expects to record a loss of approximately $2.5 million in the third quarter of 2002 related to the

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sale. A copy of the press release is being filed as an Exhibit to this Current
Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits

             99.1  Press Release dated September 25, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNAL TECHNOLOGY CORPORATION



                                   By:/s/ Robert Nelsen
                                      -----------------------------------
                                      Robert Nelsen
                                      Title: Corporate Vice President and Chief
                                              Financial Officer



Date:  October 3, 2002



COMPANY PRESS RELEASE